SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 30, 2012

RECON TECHNOLOGY, LTD

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34409	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1902, Building C, King Long International Mansion

9 Fulin Road, Beijing, 100107

People’s Republic of China

(Address of principal executive offices)

+86 (10) 8494 5799

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 30, 2012, Recon Technology, Ltd (the “Company”) received from the Nasdaq OMX Group (“Nasdaq”) a letter (the “Nasdaq Letter”) indicating that it is not in compliance with the minimum $1,000,000 market value of publicly held shares requirement for continued inclusion on the Nasdaq Capital Market set forth in Nasdaq Marketplace Rule 5550(a)(5), as a result of the Company’s market value of publicly held shares being below $1,000,000 for the 30 consecutive business days immediately prior to the date of the letter.

Nasdaq’s letter advises the Company that, in accordance with Nasdaq Marketplace Rule 5810(b), the Company will be provided 180 calendar days, or until July 30, 2012, to regain compliance. The letter further advises that such compliance can be achieved if, at any time before July 30, 2012, the Company’s market value of publicly held shares closes at $1,000,000 or more for a minimum of ten consecutive business days. There can be no guarantee that the Company will be able to regain compliance with the continued listing requirement of Nasdaq Marketplace Rule 5550(a)(5).

If the Company does not regain compliance by July 30, 2012, Nasdaq will provide written notification to the Company that its ordinary shares may be delisted. At that time, the Company may appeal Nasdaq’s decision to a Listing Qualifications Panel.

The Company intends to actively monitor its market value of publicly held shares between now and July 30, 2012, and will consider available options to resolve the deficiency and regain compliance with the Nasdaq minimum $1,000,000 market value of publicly held shares requirement.

Item 8.01	Other Events.

On February 3, 2012, the Company received notification from Nasdaq indicating that the periodic filing requirement for continued inclusion on the Nasdaq Capital Market set forth in Nasdaq Marketplace Rule 5250(c)(1) has been complied with, based on the Company’s filings of its Form 10-K for the fiscal year ended June 30, 2011 and its Form 10-Q for the period ended September 30, 2011.

This notification from the Nasdaq refers to its prior noncompliance letters dated October 17, 2011 (for the filing of Form 10-K for the fiscal year ended June 30, 2011) disclosed on Form 8-K on October 20, 2011 (Accession No. 0001144204-11-058681) and November 17, 2011 (for the filing of Form 10-Q for the period ended September 30, 2011) disclosed on Form 8-K on November 23, 2011 (Accession No. 0001144204-11-066873), respectively.

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Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Recon Technology, Ltd

By:	/s/ Yin Shenping
Yin Shenping
Chief Executive Officer

Dated: February 3, 2012

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